EXHIBIT 10.5

                              AMENDMENT NUMBER FIVE

                         TO THE GENERAL AGREEMENT AMONG

         KMC TELECOM INC., KMC TELECOM II, INC., KMC TELECOM III, INC.,

              KMC TELECOM IV, INC., KMC TELECOM OF VIRGINIA, INC.,

             KMC TELECOM LEASING I LLC, KMC TELECOM LEASING II LLC,

             KMC TELECOM LEASING III LLC, KMC TELECOM LEASING IV LLC

                KMC III SERVICES LLC AND LUCENT TECHNOLOGIES INC.

        This Amendment Number Five to the General Agreement (hereinafter "AMENDMENT FIVE") is made effective as of 16 April, 2001, by and among KMC Telecom Inc., a Delaware corporation ("KMC"), KMC Telecom II, Inc., a Delaware corporation ("KMC II"), KMC Telecom III, Inc., a Delaware corporation ("KMC III"), KMC Telecom IV, Inc., a Delaware corporation, KMC Telecom of Virginia, Inc., a Virginia public service company ("KMC VIRGINIA"), KMC Telecom Leasing I LLC, a Delaware limited liability company ("LEASING I"), KMC Telecom Leasing II LLC, a Delaware limited liability company ("LEASING II"), KMC Telecom Leasing III LLC, a Delaware limited liability company ("LEASING III"), KMC Telecom Leasing IV LLC, a Delaware limited liability company, KMC III Services LLC, a Delaware limited liability company ("SERVICES"), each with offices located at 1545 Route 206, Suite 300, Bedminster, New Jersey 07921 (hereinafter collectively referred to as "CUSTOMER"), and Lucent Technologies Inc., a Delaware corporation ("LUCENT"), acting through its Global Service Providers Group, with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07074 (hereinafter "Seller").

            WHEREAS, Customer and Seller previously entered into that certain General Agreement (Contract Number LNM970313MP), effective March 6, 1997 (as modified and amended by Amendment Number One (Contract Number LNM970922MP), effective as of October 15, 1997, as further modified and amended by Amendment Number Two, effective as of December 22, 1998, as further modified and amended by Amendment Number Three, effective as of November 15, 1999, as further modified and amended by Amendment Number Four, effective February 15, 2000, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the "GENERAL AGREEMENT"), setting forth the terms and conditions pursuant to which Seller agreed to supply and Customer agreed to procure certain of Seller's Products, Licensed Materials and Services (as such terms are defined therein); and

            WHEREAS, KMC, KMC II, KMC III, KMC Virginia, Leasing I, Leasing II, Leasing III, Services and KMC Telecom.com, Inc. (together, the "BORROWERS") have entered into an Amended and Restated Loan and Security Agreement dated as of February 15, 2000 (as amended by Amendment No. 1 thereto dated March 28, 2000, Amendment No. 2 thereto dated as of July 28, 2000 and Amendment No. 3 and Limited Waiver thereto dated February 23, 2001, and as further amended, amended


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and restated,  supplemented  or otherwise  modified from time to time,  the "KMC
LOAN AGREEMENT") among the Borrowers, the lenders party thereto (the "Lenders"), First Union National Bank as administrative agent to the Lenders and CIT Lending Services Corporation as collateral agent for the Lenders;

            WHEREAS, the Borrowers have requested that the Lenders (i) modify certain financial covenants so that the Borrowers may be in compliance with the February 2001 Business Plan (as defined therein) under the KMC Loan Agreement and (ii) make certain other amendments to the KMC Loan Agreement pursuant, in each case, as set forth in Amendment No. 4 and Limited Waiver ("AMENDMENT NO. 4");

            WHEREAS, pursuant to Section 4 of Amendment No. 4, it is a condition precedent to the effectiveness of Amendment No. 4 that the Customer and the Seller amend the terms of the General Agreement as set forth in this Amendment Five;

            WHEREAS, Customer and Seller desire to amend and modify the General Agreement as set forth herein; and

            WHEREAS, all terms used herein but not defined herein shall have the meanings ascribed to them in the General Agreement;

            NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as set forth below.

1.    AMENDMENTS TO THE GENERAL AGREEMENT

Effective as of the date first above written, the General Agreement shall be and hereby is amended as follows:

      a. ARTICLE 1.1. Headings and Definitions: Insert the new definitions as set forth below in the correct alphabetical order and redesignate the existing definitions as appropriate:

                  "KMC I, II AND III  FACILITY"  means the Amended and  Restated
            Loan and Security Agreement dated as of February 15, 2000 (as amended on March 28, 2000, July 28, 2000, February 23, 2001 and as of the date hereof and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time) among KMC Telecom Inc., KMC Telecom II, Inc., KMC Telecom III, Inc., KMC Telecom of Virginia, Inc., KMC Telecom Leasing I LLC, KMC
            Telecom   Leasing  II  LLC,   KMC  Telecom   Leasing  III  LLC,  KMC
            Telecom.com, Inc. and KMC III Services LLC as Borrowers, the financial institutions signatories thereto as lenders, First Union National Bank as administrative agent and Newcourt Commercial Finance Corporation as collateral agent;

                  "PROFESSIONAL   SERVICES  AGREEMENT"  means  the  Professional
            Services Agreement No. LNS970602JC dated as of September 4, 1997 (as amended by Amendment Number 1 dated as of October 1, 1998, by


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            Amendment  Number 2 and by  Amendment  Number 3 dated as of the date hereof and as amended, amended and restated, supplemented or otherwise modified from time to time).

                  "SUBORDINATED DEBT DOCUMENTS" means (i) that certain Indenture dated as of January 29, 1998 between KMC Telecom Holdings, Inc., as Issuer, and The Chase Manhattan Bank, as Trustee, relating to KMC Telecom Holdings, Inc.'s 12 1/2 percent Senior Discount Notes due 2008, together with the First Supplemental Indenture relating thereto dated as of May 24, 1999 and (ii) that certain Indenture dated as of May 24, 1999 between KMC Telecom Holdings, Inc., as Issuer, and The Chase Manhattan Bank, as Trustee, relating to KMC Telecom Holdings, Inc.'s 13 1/2 percent Senior Notes due 2009."

      b. ARTICLE 1.5. Orders: Amend Article 1.5 of the General Agreement by deleting the last sentence thereof in its entirety and substituting in lieu thereof the following:

                  "Seller  reserves the right to place any order on hold,  delay shipment, and/or reject any order upon the occurrence and/or during the continuation of any of the following events: (i) Customer shall be in default of its payment obligations under this Agreement or under the Professional Services Agreement, except in circumstances where Customer is contesting in good faith the payment of any amount otherwise owing to Lucent hereunder or thereunder, to the extent of such disputed amount; (ii) Customer shall not have in place, or it shall be unlikely that Customer shall have in place, when payment for any such order(s) is due to Seller, a financing commitment having available credit equal to the amount of such order(s); (iii) Seller shall have provided to Customer a notice of a material breach (other than any breach in respect of any payment obligation referred to in (i) above) under this Agreement which remains incurred after any applicable cure period; or (iv) a 'Default' or 'Event of Default' in respect of any payment obligation or as a result of any proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law filed by or against Customer or KMC Holdings or 'Borrower' or 'Issuer', as applicable, shall have occurred and be continuing under the KMC I, II, and III Facility or any Subordinated Debt Document; PROVIDED that, in each of case (ii),
            (iii) and (iv) above, Seller will not place any order on hold, delay shipment and/or reject any order if Seller receives from Customer adequate assurance of payment for such order when due to Seller. For purposes of this Article 1.5, 'adequate assurance' shall be determined by Seller in the sole and absolute reasonable discretion of Seller."

      c. ARTICLE 1.12. Purchase Money Security Interest: Amend Article 1.12 of the General Agreement as follows:

            i. insert after the phrase "prepared by Seller" in the fourth line, the phrase "in any state or local jurisdiction as Seller shall deem necessary";

            ii. delete the phrase "UCC-1 financing statements, and the necessary UCC-3 termination statements" in the fourth line and replace with the phrase "the necessary UCC-3 or UCC-2 termination statements (as applicable)"; and



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

            iii. insert after the second sentence "Notwithstanding the foregoing obligation, Customer hereby irrevocably appoints Seller as its attorney-in-fact for purposes of executing and filing such financing statements and such other documents prepared by Seller or its designated agent and take such other actions as Seller shall deem necessary or desirable for the purposes of perfecting and preserving Seller's security interests hereunder from time to time."

      d.    ARTICLE 1.19. Title, Restrictions and Confidentiality: Amend Article
            1.19 of the General Agreement by deleting the phrase "(ii) a competent court or arbitration under Article 1.41 has" in the last sentence and replacing it with the phase "(ii) following completion of dispute resolution pursuant to Article 1.41 the parties have, or a competent court otherwise has".

      e. ARTICLE 1.39. Termination for Breach: Amend Article 1.39 of the General Agreement as follows:

            i.    redesignate the existing paragraph as subsection "(a)";

            ii. in each place where the phrase "forty-five (45)" appears replace with the phrase "thirty (30)"; and

            iii. insert after the last sentence the following phrase and new subsection (b):

                        "Notwithstanding  any other provision of this Agreement,
                  this Agreement shall terminate at Seller's option upon the delivery by Seller to Customer of a notice of termination if a 'Default' or 'Event of Default' in respect of any payment obligation or as a result of any proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law filed by or against Customer or KMC Holdings or 'Borrower' or 'Issuer,' as applicable, shall have occurred and be continuing under the KMC I, II, and III Facility or any Subordinated Debt Document.

                        (b) Termination of this Agreement in accordance with clause 1.39 or otherwise shall automatically accelerate the due date of all outstanding invoices or other amounts owing so that they become immediately due and payable on the effective date of such termination.".


      f. ARTICLE 1.41. Arbitration; No Work Stoppage: Amend Article 1.41 of the General Agreement by deleting Article 1.41 in its entirety and replacing it with the following new Article 1.41 as follows:

            "1.41 DISPUTE RESOLUTION:

                  If a dispute  arises out of or relates to this  Agreement,  or its breach, the parties hereto agree to resolve the dispute within twenty (20) days, or such longer period as mutually agreed between


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

            the parties, through good faith confidential discussions between senior executives of each party. If the parties fail to resolve a dispute after such discussion, then the parties may initiate formal proceedings at law or in equity.".

2.    ENTIRE AGREEMENT

      Except as specifically modified, amended or supplemented herein, all terms and conditions of the General Agreement shall remain in full force and effect.
The terms and conditions contained in this Amendment Five and those non-conflicting terms and conditions of the General Agreement supersede all prior oral and written understandings among the parties and shall constitute the entire agreement among the parties with respect to the subject matter herein. This Amendment Number Five shall not be modified or amended except by a writing signed by an authorized representative of each of the parties.

3.    COUNTERPARTS; EFFECTIVENESS

      (a) This Amendment Five may be executed by the parties hereto via telecopier or facsimile transmission in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

      (b) This Amendment Five shall be effective upon (i) receipt of a legal opinion of Kelley Drye & Warren LLP, counsel to Customer, in a form satisfactory to Seller, (ii) payment of all documented out-of-pocket third party expenses (including, in each case, all reasonable 'attorneys and paralegals' fees and related expenses and costs) incurred by Seller, including without limitation,
(x) the legal fees of Jones, Day, Reavis & Pogue, special counsel to Seller, and
(y) the consulting fees of Zolfo-Cooper, LLC, advisor to Seller, and, in each case of (x) and (y), expenses incidental thereto, and (iii) receipt by Seller of this Amendment Five duly authorized, executed and delivered by the parties hereto.

4.    REPRESENTATIONS AND WARRANTIES

      The Customer hereby represents and warrants to Seller as follows:

      (a) this Amendment Five has been duly authorized by all necessary corporate action on its part, has been duly executed and delivered by its duly authorized officer or officers, and constitutes its valid and binding agreement, enforceable against it in accordance with its terms;

      (b) the representations and warranties contained in the General Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made;

      (c) no default has occurred or is continuing under the General Agreement on the date hereof; and

      (d) Customer is in full compliance with all covenants and agreements contained in the General Agreement.



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

5.    REFERENCE TO GENERAL AGREEMENT

      Upon the effectiveness of this Amendment Five, on and after the date hereof, each reference in the General Agreement to "this General Agreement," "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the General Agreement as amended hereby, and each reference to the General Agreement in any other document, instrument or agreement shall mean and be a reference to the General Agreement as modified hereby.


6.    GOVERNING LAW

      THIS AMENDMENT FIVE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE GENERAL AGREEMENT AND THE LAW OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK). IF ANY PROVISION OF THIS AMENDMENT FIVE IS CONTRARY TO APPLICABLE LAW, SUCH PROVISION SHALL BE DEEMED INEFFECTIVE WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF.





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

      IN WITNESS WHEREOF, the parties have caused this Amendment Number Five to be executed by their duly authorized representatives as of this 16 day of April, 2001.


KMC TELECOM INC.                          KMC TELECOM LEASING I LLC
                                          By: KMC Telecom Inc., as Sole Member

By:   /S/ CONSTANCE LOOSEMORE             By:   /S/ CONSTANCE LOOSEMORE
   ----------------------------              ----------------------------------
   Name:                                     Name:
   Title:                                    Title:


KMC TELECOM II, INC.                      KMC TELECOM LEASING II LLC
                                          By: KMC Telecom II, Inc., as Sole
                                              Member

By:   /S/ CONSTANCE LOOSEMORE             By:   /S/ CONSTANCE LOOSEMORE
   ----------------------------              ----------------------------------
   Name:                                     Name:
   Title:                                    Title:


KMC TELECOM III, INC.                     KMC TELECOM LEASING III LLC
                                          By: KMC Telecom III, Inc., as Sole
                                              Member

By:   /S/ CONSTANCE LOOSEMORE             By:   /S/ CONSTANCE LOOSEMORE
   ----------------------------              ----------------------------------
   Name:                                     Name:
   Title:                                    Title:


KMC TELECOM IV, INC.                      KMC TELECOM LEASING IV LLC
                                          By: KMC Telecom IV, Inc., as Sole
                                                 Member


By:   /S/ CONSTANCE LOOSEMORE             By:   /S/ CONSTANCE LOOSEMORE
   ----------------------------              ----------------------------------
   Name:                                     Name:
   Title:                                    Title:




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




KMC TELECOM OF VIRGINIA, INC.             KMC III SERVICES LLC
                                          By: KMC Telecom III, Inc., as Sole
                                              Member

By:   /S/ CONSTANCE LOOSEMORE             By:   /S/ CONSTANCE LOOSEMORE
   ----------------------------              ----------------------------------
   Name:                                     Name:
   Title:                                    Title:


LUCENT TECHNOLOGIES INC.



By:   /S/ WILLIAM H. PITTMAN
   ----------------------------
   Name:  William H. Pittman
   Title: Area Vice President

                                       S-2